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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):   February 12, 2003
                                                        ------------------------


                               THE TIMKEN COMPANY
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             (Exact Name of Registrant as Specified in its Charter)


                                      Ohio
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                 (State or Other Jurisdiction of Incorporation)


         1-1169                                        34-0577130
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(Commission File Number)                  I.R.S. Employer Identification No.)



                1835 Dueber Avenue, S.W., Canton, Ohio 44706-2798
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               (Address of Principal Executive Offices) (Zip Code)


                                 (330) 438-3000
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              (Registrant's Telephone Number, Including Area Code)



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Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)  Not applicable.

         (b)  Not applicable.

         (c)  Exhibits.

             99.1          Press Release, dated February 12, 2003


Item 9.    Regulation FD Disclosure.

           The Timken Company issued a press release on February 12, 2003, a copy of which is attached as Exhibit 99.1 to this report and incorporated herein by this reference. This information is not "filed" pursuant to the Securities Exchange Act of 1934 and is not incorporated by reference into any registration statements under the Securities Act of 1933. Additionally, the submission of this report on Form 8-K is not an admission as to the materiality of any information in this report that is required to be disclosed solely by Regulation FD.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  THE TIMKEN COMPANY


                                  By:   /s/ William R. Burkhart
                                       -----------------------------------------
                                       William R. Burkhart
                                       Senior Vice President and General Counsel

Date: February 13, 2003


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                                  EXHIBIT INDEX

         Exhibit
         Number            Description
         ------            -----------

         99.1              Press Release, dated February 12, 2003






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